UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2022

Commission file number 001-38265

nVent Electric plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1391970
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

    The Mille, 1000 Great West Road, 8th Floor (East), London, TW8 9DW, United Kingdom
(Address of principal executive offices)

Registrant's telephone number, including area code: 44-20-3966-0279

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	NVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2022 annual general meeting of shareholders on May 13, 2022. There were 166,339,531 ordinary shares issued and outstanding at the close of business on March 18, 2022 and entitled to vote at the annual general meeting. A total of 154,206,844 ordinary shares (92.71%) were represented at the annual general meeting.

The items voted upon at the annual general meeting and the results of the vote on each proposal were as follows:

Proposal 1. — Elect Director Nominees
To elect ten director nominees for one-year terms expiring on completion of the 2023 annual general meeting of shareholders. Each nominee for director was elected by a vote of the shareholders as follows:

Nominees	Votes For	Votes Against	Absentions	Broker Non-Votes
Jerry W. Burris	145,745,851	881,891	338,361	7,240,741
Susan M. Cameron	146,121,816	518,978	325,309	7,240,741
Michael L. Ducker	146,060,384	572,575	333,144	7,240,741
Randall J. Hogan	145,825,010	811,888	329,205	7,240,741
Danita K. Ostling	146,627,384	200,437	138,282	7,240,741
Nicola Palmer	146,422,944	195,280	347,879	7,240,741
Herbert K. Parker	144,823,284	1,994,675	148,144	7,240,741
Greg Scheu	146,357,463	206,673	401,967	7,240,741
Beth A. Wozniak	146,518,988	124,199	322,916	7,240,741
Jacqueline Wright	145,289,854	1,363,465	312,784	7,240,741

Proposal 2. — Approve, by Non-Binding Advisory Vote, the Compensation of the Named Executive Officers
To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved, by non-binding advisory vote, by shareholders as follows:

Votes For	Votes Against	Absentions	Broker Non-Votes
137,352,048	9,117,940	496,115	7,240,741

Proposal 3. — Ratify, by Non-Binding Advisory Vote, the Appointment of Deloitte & Touche LLP as the Independent Auditor of nVent Electric plc and Authorize, by Binding Vote, the Audit and Finance Committee of the Board of Directors to Set the Auditor’s Remuneration
To ratify, by non-binding advisory vote, the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the year ending December 31, 2022 and to authorize, by binding vote, the Audit and Finance Committee of the Board of Directors to set the independent auditor’s remuneration. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Absentions
153,854,318	153,981	198,545

Proposal 4. — Authorize the Board of Directors to Allot and Issue New Shares Under Irish Law
To authorize the Board of Directors to allot and issue new shares under Irish law. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Absentions
152,879,223	1,030,363	297,258

Proposal 5. — Authorize the Board of Directors to Opt Out of Statutory Preemption Rights Under Irish Law
To authorize the Board of Directors to opt out of statutory preemption rights under Irish law. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Absentions
152,259,912	1,613,186	333,746

Proposal 6. — Authorize the Price Range at Which nVent Electric plc Can Re-allot Shares It Holds as Treasury Shares Under Irish Law
To authorize the price range at which the Company can re-allot shares it holds as treasury shares under Irish law. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Absentions
153,111,390	449,503	645,951

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 16, 2022.

nVent Electric plc
Registrant

By	/s/ Jon D. Lammers
Jon D. Lammers
Executive Vice President, General Counsel and Secretary